Exhibit 10.46

Where denoted by “[***]”, the confidential material contained herein has been omitted and has been separately filed with the Staff of the Securities and Exchange Commission.

FIRST AMENDMENT TO THAT 2012 HOME SERVICES PROVIDER AGREEMENT

This First Amendment (the “First Amendment”) to that certain DIRECTV, Inc.  2012 Home Services Provider Agreement dated October 15,2012 (the “Agreement”) by and between DirectSat USA, LLC (“Contractor”), and DIRECTV, LLC (“DIRECTV”), is hereby made and entered into this first (1st) day of January, 2013 (the “First Amendment Effective Date”), as follows:

1.  Amendment.  For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto amend the Agreement, pursuant to paragraph 16 and paragraph 25.d. thereof, as follows:

A.  Section 15.  Section 15 (“Insurance”) is hereby deleted in its entirety and replaced with the following:

15.  Insurance.  From and after the date of this Agreement:

a.  Coverage.  Contractor shall obtain and maintain insurance coverage provided by insurance companies that are licensed as admitted carriers in every state where the contractor will conduct operations on behalf of DIRECTV.  The insurer(s) must have an A.M.  Best rating of [***] or better, with a company size of [***] or better.  [***].

(i) Contractor shall carry a policy (or policies) of Workers Compensation Insurance covering Contractor’s employees in each jurisdiction in which Contractor is performing work pursuant to this Agreement.  Each such policy shall provide, at a minimum, statutory Workers’ Compensation coverage and Employer’s Liability Insurance with limits of not less than $[***] for bodily injury by accident, $[***] per employee for occupational disease and $[***] for all occupational diseases.  If Contractor shall be performing work pursuant to this Agreement in a state known as a “Monopolistic” state, Contractor shall maintain an account with the appropriate state agency for workers’ compensation insurance.  If Contractor has qualified in any state as a self-insurer, or is performing work in a “Monopolistic” state, the Employers’ Liability coverage for that state may be provided by another Workers’ Compensation policy or Commercial General Liability coverage.

(ii) Commercial General Liability Insurance, covering Operations and Premises Liability; Independent Contractors; Completed Operations; Product Liability; Contractual Liability; Personal and Advertising Injury; Property Damage caused by explosion, collapse and underground damage; and Broad- Form Property Damage.  The limits of such liability insurance shall be no less than $[***] per occurrence and $[***] in the aggregate.

(iii) Comprehensive Automobile Liability Insurance covering all owned, hired and non-owned vehicles, including the loading or unloading thereof, with limits of no less than $[***] combined single limit for bodily injury and/or property damage.

(iv) Umbrella and/or Excess Liability Insurance covering the items set forth in (i) (insofar as it relates to Employer’s Liability Insurance), (H) and (iii) above with a policy limit of not less than $[***] per occurrence and aggregate.

(v) Special Form Commercial Property Insurance written to cover all DIRECTV- owned property in the care, custody, and control of Contractor.  The coverage must be [***].

b.  Additional Requirements

[***].   The general liability endorsement form shall include coverage for completed operations.

(i) All policies listed above shall include endorsements to provide thirty (30) days’ prior written notice in the event of material modification, cancellation or nonrenewal.

(ii)                                  [***].

(iii)                               All policies listed above shall be primary in the event of claims arising out of this Agreement.

c.  Evidence of Insurance.  Contractor shall provide certificates and endorsements evidencing coverage as listed above prior to commencement of work at every annual renewal of the policies, and at any other time at the request of DIRECTV for the duration of this Agreement.

d.  Commencement of Work.  Contractor shall likewise not allow any subcontractor to commence work until subcontractor has obtained the same insurance coverage required of Contractor hereunder; provided, however, that subcontractors shall be required to carry umbrella or excess policies with limits of not less than $[***] per occurrence and $[***] in the aggregate

B.  EXHIBIT 3.e.(v).  Exhibit 3.e.(v) (“PERFORMANCE STANDARDS: CHARGEBACKS and PERFORMANCE INCENTIVES”) of the Agreement shall be modified as follows:

(i) Exhibit 3.e.(v) shall be deleted in its entirety and replaced with the following:

EXHIBIT 3.e.(v)

PERFORMANCE STANDARDS: CHARGEBACKS and PERFORMANCE INCENTIVES

[***]

2.  Counterparts.  This First Amendment may be executed in counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

Except as expressly provided in this First Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this First Amendment through their duly authorized representatives as of January 1, 2013.

ACCEPTED AND AGREED TO:

DirectSat USA, LLC		DIRECTV, LLC

By:	/s/ Dan Yannantuono	By:	/s/ David W. Baker
Name:	Dan Yannantuono	Name: David W. Baker
Title:	CEO	Title: Senior Vice President,
Field Services